SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 15, 2010

CHINA ORGANIC AGRICULTURE, INC.
-----------------------------
(Exact Name of Registrant as Specified in its Charter)

Florida	000-52430	20-3505071
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Dalian City, Zhongshan District, Youhao Road
Manhattan Building #1, Suite # 1511
Dalian City, Liaoning Province, P.R. China
(Address of principal executive offices)

(707) 709-2321
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)     On January 15, 2010, Wehong Xia resigned as Chief Financial Officer of China Organic Agriculture, Inc. (the “Company”).

(b)     On January 15, 2010, Bo Shan was elected as the Company’s new Chief Financial Officer.

Mr. Shan served as senior accountant, deputy director, of the Zhonglei Accounting Firm in China from 2004 to November 2009. Mr. Shan graduated from Hebei University of Economics and Business with a BA degree of Accounting.

Item 7.01. Regulation FD Disclosure.

On January 15, 2010, the Registrant issued a press release reporting that it had hired Bo Shan as its Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed as "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01. Exhibits.

Exhibit No.	Description
99.1	Press Release: China Organic Agriculture, Inc. Names Mr. Bo Shan as New Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ORGANIC AGRICULTURE, INC.

Dated: January 15, 2010	By:	/s/ Jinsong Li
Jinsong Li
Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release: China Organic Agriculture, Inc. Names Mr. Bo Shan as New Chief Financial Officer.